American Century Asset Allocation Portfolios, Inc.

Summary Prospectus and Prospectus Supplement
One Choice® In Retirement Portfolio ■ One Choice® 2020 Portfolio
One Choice® 2025 Portfolio ■ One Choice® 2030 Portfolio
One Choice® 2035 Portfolio ■ One Choice® 2040 Portfolio
One Choice® 2045 Portfolio ■ One Choice® 2050 Portfolio
One Choice® 2055 Portfolio ■ One Choice® 2060 Portfolio

Supplement dated March 31, 2020 ■ Summary Prospectus and Prospectus dated December 1, 2019

One Choice 2020 Portfolio has reached its most conservative planned target asset allocation and its asset mix matches that of One Choice In Retirement Portfolio. Accordingly, as described in the prospectus, the Board of Directors has approved combining One Choice 2020 Portfolio with One Choice In Retirement Portfolio. Such combination does not require shareholder approval.

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of One Choice 2020 Portfolio will be transferred to One Choice In Retirement Portfolio in exchange for shares of One Choice In Retirement Portfolio (the “Reorganization”). The Board, including the Directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders.

The Reorganization is expected to be effective on October 2, 2020, as of the close of the New York Stock Exchange (“NYSE”). One Choice 2020 Portfolio’s Investor, I, A, C, R, and R6 Class shareholders will receive shares of equal value of the corresponding class of One Choice In Retirement Portfolio in exchange for their shares of One Choice 2020 Portfolio. The value of a shareholder’s account will not change as a result of the transaction.

It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of net income and/or realized gains, if any, prior to the Reorganization.

Because One Choice 2020 Portfolio and One Choice In Retirement Portfolio have the same target asset allocations, both funds’ investment objectives and strategies are substantially similar and their total expense ratios are expected to be the same.

One Choice 2020 Portfolio will be closed to new investors effective April 30, 2020. Additionally, effective September 29, 2020, as of the close of the NYSE, One Choice 2020 Portfolio will be closed to all investments, except reinvested dividends and capital gains distributions.

For additional information about the funds, please refer to the funds’ prospectus and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

©2020 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-96033 2003